UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2003

Date of Report (Date of earliest event reported)

0-26307

Commission File Number

NETTEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida                                                                                                          65-0873448

(State or other jurisdiction of                                             (I.R.S. Employer Identification No.)

 incorporation or organization)

610 SW Broadway, Suite 405, Portland, Oregon 97205

(Address of principal executive offices)

(503) 222-6018

(Issuer's telephone number, including area code)

2500 Columbia House Blvd., Vancouver, Washington 98661

(Former name, former address and former fiscal year, if changed since last report)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Merger dated May 23, 2003 (the "Agreement")  between Bio Standard Corporation, a Florida corporation, ("BOSD" or the "Registrant") and Nettel Global Communication Corporation, a Delaware corporation ("Nettel"), Nettel shall merge with and into BOSD. Upon the merger, Nettel will become a wholly-owned subsidiary of BOSD. The Agreement was adopted by the unanimous consent of the Board of Directors of BOSD and Nettel.

Pursuant to the Agreement, BOSD shall issue 10,596,290 shares of its common stock to the Nettel shareholder in exchange for 20,000,000 Nettel shares.

Following the Agreement, BOSD shall have a total of 12,750,000 shares issued and outstanding.  At the time of the Agreement, BOSD had no operations or revenues. Reference is made to the Registrant's annual report on Form 10-KSB for the year ended December 31, 2002 and its quarterly report on Form 10-QSB for the period ended March 31, 2003. The Registrant has filed all reports required under the Exchange Act since its registration statement on Form 10-SB/12g became effective.

(b) The following table contains information regarding the shareholder ownership of BOSD's directors and executive officers and those persons or entities who beneficially own more than 5% of BOSD's shares:

Name	Number of Shares Beneficially owned(1)	Beneficially Owned
Michael Nguyen, President 2500 Columbia House Blvd. Vancouver, WA 98661	10,596,290	83.11%
Tam Bui, Vice President, Treasurer and Director 8700 Warner Avenue, Suite 200 Fountain Valley, CA 92708	500,000	3.92%
Tina Phan, Secretary and Director 8700 Warner Avenue, Suite 200 Fountain Valley, CA 92708	500,000	3.92%
All directors and executive officers (3 persons)	11,596,290	90.95%
(1) Based upon 12,750,000 issued and outstanding shares of the Registrant as of May 23, 2003, including 10,596,290 shares issued to Michael Ngugen in connection with the Agreement.

ITEM 2.    ACQUISITION OF ASSETS

See Item 7.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

Not applicable.

ITEM 6.    RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

At a meeting of the Registrant's board of directors held on May 23, 2003, the board accepted the resignation of Tina Phan as president and her appointment as a secretary of the Registrant. The letter of resignation is attached as exhibits to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

The following are the financial statements for the Company's merger with Nettel Globalcommunication, Inc.:

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders

NetTel Globalcommunication, Inc.

We have audited the accompanying balance sheets of NetTel Globalcommunication, Inc. as of December 31, 2002 and 2001 and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NetTel Globalcommunication, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has deficit accumulated from inception amounting $334,368 at December 31, 2002 including a net loss of $124,091 incurred in the year ended December 31, 2002. These factors as discussed in Note 9 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KABANI & COMPANY, INC.

CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California

July 22, 2003

NETTEL GLOBALCOMMUNICATIONS, INC.

BALANCE SHEETS

DECEMBER 31, 2002 AND 2001

	2002	2001

ASSETS
CURRENT ASSETS
Cash & cash equivalents	$ 2,609	$ 5,533
Accounts receivable	3,638	2,543
Inventory	4,113	-
Prepaid expenses	500	155
Total current assets	10,860	8,231

PROPERTY AND EQUIPMENT, net	4,312	1,044

DEPOSITS	-	500
	$ 15,172	$ 9,775

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable	$ 15,022	$ 5,552
Accrued expense	51,518	14,500
Total current liabilities	66,540	20,052

NOTE PAYABLE	83,000	-
Total liabilities	149,540	20,052

STOCKHOLDERS' DEFICIT
Common stock, $0.01 par value; Authorized shares
21,000,000; Issued and outstanding shares 20,000,000	200,000	200,000
Accumulated deficit	(334,368)	(210,277)
Total stockholders' deficit	(134,368)	(10,277)

	$ 15,172	$ 9,775

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATIONS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

Net revenues	$ 79,648	$ 65,290

Cost of revenues	51,489	39,127

Gross profit	28,159	26,163

Operating expenses
Sales and marketing	7,964	7,580
Valuation reserve for equipment inventory	80,000	-
General and administrative	50,906	228,860
Total operating expenses	148,870	236,440

Loss from operations	(120,711)	(210,277)

Other income (expense)
Interest expense	(3,380)	-

Net loss	$ (124,091)	$ (210,277)

Basic & diluted weighted average number of common stock
outstanding	20,000,000	15,027,695

Basic & diluted net loss per share	$ (0.01)	$ (0.01)

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATIONS, INC.

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	Common Stock		Accumulated deficit	Total stockholders' equity (deficit)
	Number of Shares	Amount

Balance at January 1, 2001	1,500	$ 15	$ -	$ 15

Shares issued for services	19,998,500	199,985	-	199,985

Net loss for the year	-	-	(210,277)	(210,277)

Balance at December 31, 2001	20,000,000	200,000	(210,277)	(10,277)

Net loss for the year	-	-	(124,091)	(124,091)

Balance at December 31, 2002	20,000,000	$ 200,000	$ (334,368)	$ (134,368)

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATIONS, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (124,091)	$ (210,277)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation and amortization	851	116
Valuation reserve for equipment inventory	80,000	-
Common shares issued for services	-	199,985
(Increase) decrease in current assets:
Accounts receivables	(1,095)	(2,543)
Inventory	(84,113)	-
Prepaid expenses	(345)	(140)
Deposits	500	(500)
Increase (decrease) in current liabilities:
Accounts payable and accrued expense	9,470	5,552
Accrued expense	37,018	14,500
Total Adjustments	42,286	216,970
Net cash provided by (used in) operating activities	(81,805)	6,693

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property & equipment	(4,119)	(1,160)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable	83,000	-

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	(2,924)	5,533

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	5,533	-

CASH & CASH EQUIVALENTS, ENDING BALANCE	$ 2,609	$ 5,533

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$ -	$ -
Income taxes	$ 500	$ -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES:

Common shares issued for services	$ -	$ 199,985

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATION, INC.

NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS

NetTel Globalcommunication, Inc. (the "Company") was incorporated on December 10, 1999 in the state of Delaware. The Company began operations in March 2001 selling wireless communication devices and service activation with various providers. During 2002, the Company began refurbishing and reselling used computer equipment and providing retail internet access.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & REALIZATION OF ASSETS

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The company has not experienced any losses in such accounts.

Inventories

Inventories, comprising mostly of equipment for sale, are stated at the lower of cost (first-in, first-out method) or market. During the year ended December 31, 2002, the Company provided a valuation reserve against the equipment inventory, amounting $80,000 based upon market value of the inventory.

Property & Equipment

Property & equipment are stated at cost. Depreciation of equipment is provided using the straight-line method over the estimated useful lives (3 years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Long-lived assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2002, there were no significant impairments of its long-lived assets.

Income taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Stock-based compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123. Through December 31, 2002, the Company has not granted any stock option.

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Advertising

The Company expenses advertising costs as incurred. Advertising expenses for the year ended December 31, 2002 and 2001 were $291 and $75, respectively.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 101. The Company recognizes revenue from telecommunications and internet services as services are provided; the Company recognizes sales from equipment when title transfers. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue. Cost of sales includes the cost of capacity associated with the revenue recognized within the corresponding time period and the cost of equipment sold.

Allowance for doubtful accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

Comprehensive Loss

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. There were no items of comprehensive income during 2002 and 2001, accordingly, a Statement of Comprehensive Loss is not presented.

Recent Pronouncements

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002.

SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," was issued in August 2001. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001, and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business.

The adoption of above pronouncements, did not materially impact the Company's financial position or results of operations.

In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The adoption of SFAS 145 does not have a material effect on the earnings or financial position of the Company.

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3 a liability for an exit cost as defined, was recognized at the date of an entity's commitment to an exit plan. The adoption of SFAS 146 did not have a material effect on the earnings or financial position of the Company.

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. The adoption of SFAS 147 did not have a material effect on the earnings or financial position of the Company.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The Company does not expect the adoption of SFAS No. 148 would have a material impact on its financial position or results of operations or cash flows.

On April 30, 2003, the FASB issued FASB Statement No. 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and (2) hedging activities that fall within the scope of FASB Statement No. 133 ("SFAS 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. SFAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

On May 15 2003, the FASB issued FASB Statement No. 150 ("SFAS 150"), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of SFAS 150 for the fiscal period beginning after December 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on its financial position or results of operations or cash flows.

3.    PROPERTIES AND EQUIPMENT

Property and equipment at December 31, 2002 and 2001 consisted of the following:

	2002	2001
Office equipment	$ 5,079	$ 1,160
Furniture and fixtures	200	-
	5,279	1,160
Less: accumulated depreciation & amortization	(967)	(116)
Property & Equipment (net)	$ 4,312	$ 1,044

Depreciation expense for the years ended December 31, 2002 and 2001 was $851 and $116 respectively.

4.    NOTE PAYABLE

The Note Payable from an individual is due on demand after December 31, 2003. The note is unsecured and bears the annual interest rate of 6% on the unpaid principal balance.

5.    STOCKHOLDERS' EQUITY

Common stock

The Company issued 19,998,500 shares of common stock in the year ended December 31, 2001 for services to the president of the Company amounting $199,985, based on fair value of the shares at the date of the agreement.

6.    INCOME TAXES

No provision was made for income taxes since the Company has net operating loss. For federal income tax purposes, the Company has available net operating loss carryforwards of approximately $334,000 and $210,000 for the years ended December 31, 2002 and 2001, respectively. The net operating loss carryforwards expire through 2017 and are available to offset future income tax liabilities. Temporary differences that give rise to deferred tax assets and liabilities are as follows:

	December 31, 2002	December 31, 2001
Valuation reserve for inventory	$ 23,600	$ -
Others	15,400	5,600
Net operating loss carryforwards	65,700	63,300
	104,700	68,900
Valuation Allowance	(104,700)	(68,900)
Net deferred taxes	$ -	$ -

During the year ended December 31, 2002, the valuation allowance increased by $35,800; primarily due to the net operating loss carry forward. The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statements of Operations:

	December 31, 2002	December 31, 2001

Tax expense (credit) at statutory rate-federal	(34.0%)	(34.0%)
State tax expense (credit) net of federal tax	(4.4)	(4.4)
Graduated federal rate	9.5	5.6
Valuation allowance	28.9	32.8
Tax expense at actual rate	-	-

7.    MAJOR CUSTOMERS

One major customer provided 39% and 78% of the net revenue for the year ended December 31, 2002 and 2001, respectively. The receivable balances due from this customer were $3,110 and $2,452 at December 31, 2002 and 2001, respectively. The Company extends credit to its customers based upon its assessment of their credit worthiness and generally does not require collateral. Credit losses have not been significant.

8.    COMMITMENTS

The company leases a facility under a monthly lease. Total rental expense under this lease was $7,100 and $1,200 for the year 2002 and 2001, respectively. July 1, 2003, the Company entered into a three-year lease for corporate office space in Portland, Oregon. Lease commitments for the year ended December 31 are as follows:

2003	$ 12,000
2004	24,600
2005	25,800
2006	13,200

9.    GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has accumulated deficit of $334,368 at December 31, 2002. The Company's total liabilities exceeded the total assets by $134,368 as of December 31, 2002. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken various steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue on in the subsequent year. Management devoted considerable effort during the year ended December 31, 2002, towards management of liabilities and improving the operations. The management believes that the above actions will allow the Company to continue its operations through the next fiscal year.

10.    SUBSEQUENT EVENT

Acquisition of the Company

On May 23, 2003, the Company entered into an Agreement of Merger with Bio Standard Corporation ("Bio Standard"), a Florida corporation. Pursuant to the Merger Agreement, Bio Standard issued 10,596,290 shares of its common stock to the Company's shareholders in exchange for all the issued and outstanding shares of the Company's common stock. By virtue of this transaction, the Company became a wholly owned subsidiary pf Bio Standard.

The merger of the Company with Bio Standard will be accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of the Company obtained control of the consolidated entity. Accordingly, the merger of the two companies will be recorded as a recapitalization of the Company, with the Company being treated as the continuing entity.  The historical financial statements to be presented will be those of the Company. The continuing company has retained December 31 as its fiscal year end. The financial statements of the legal acquirer are not significant; therefore, no pro forma financial information is submitted.

NETTEL GLOBALCOMMUNICATIONS, INC.

BALANCE SHEETS

MARCH 31, 2003 AND 2002

(UNAUDITED)

	2003	2002

ASSETS
CURRENT ASSETS
Cash & cash equivalents	$ 2,123	$ 3,322
Accounts receivable	1,065	3,432
Inventory	3,000	-
Prepaid expenses	559	122
Total current assets	6,747	6,876

PROPERTY AND EQUIPMENT, net	4,942	948

DEPOSITS	-	500
	$ 11,689	$ 8,324

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable	$ 7,635	$ 3,781
Accrued expense	78,246	22,550
Note Payable	83,000	-
Total current liabilities	168,881	26,331

STOCKHOLDERS' DEFICIT
Common stock, $0.01 par value; Authorized shares
21,000,000; Issued and outstanding shares 20,000,000	200,000	200,000
Accumulated deficit	(357,192)	(218,007)
Total stockholders' deficit	(157,192)	(18,007)

	$ 11,689	$ 8,324

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATIONS, INC.

STATEMENTS OF OPERATIONS

FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002

(UNAUDITED)

	2003	2002

Net revenues	$ 30,991	$ 27,363

Cost of revenues	20,740	21,594

Gross profit	10,251	5,769

Operating expenses
Sales and marketing	882	2,271
General and administrative	30,965	11,228
Total operating expenses	31,847	13,499

Loss from operations	(21,596)	(7,730)

Other income (expense)
Interest expense	(1,228)	-

Net loss	$ (22,824)	$ (7,730)

Basic & diluted weighted average number of common stock
outstanding	20,000,000	20,000,000

Basic & diluted net loss per share	$ (0.00)	$ (0.00)

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATIONS, INC.

STATEMENT OF STOCKHOLDERS' DEFICIT

FOR THE THREE MONTHS PERIODS ENDED MARCH 31, 2003 AND 2002

	Common Stock		Accumulated deficit	Total stockholders' equity (deficit)
	Number of Shares	Amount

Balance at January 1, 2002	20,000,000	$ 200,000	$ (210,277)	$ (10,277)

Net loss for the three month period	-	-	(7,730)	(7,730)

Balance at March 31, 2002	20,000,000	200,000	(218,007)	(18,007)

Net loss for the nine month period	-	-	(116,361)	(116,361)

Balance at December 31, 2002	20,000,000	200,000	(334,368)	(134,368)

Net loss for the three month period	-	-	(22,824)	(22,824)

Balance at March 31, 2003	20,000,000	$ 200,000	$ (357,192)	$ (157,192)

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATIONS, INC.

STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS PERIODS ENDED MARCH 31, 2003 AND 2002

	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (22,824)	$ (7,730)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation and amortization	470	96
(Increase) decrease in current assets:
Accounts receivables	2,573	(889)
Inventory	1,113	-
Prepaid expenses	(59)	33
Increase (decrease) in current liabilities:
Accounts payable and accrued expense	(7,387)	(1,771)
Accrued expense	26,728	8,050
Total Adjustments	23,438	5,519
Net cash provided by (used in) operating activities	614	(2,211)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property & equipment	(1,100)	-

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	(486)	(2,211)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	2,609	5,533

CASH & CASH EQUIVALENTS, ENDING BALANCE	$ 2,123	$ 3,322

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$ -	$ -
Income taxes	$ -	$ -

The accompanying notes are an integral part of these financial statements.

NETTEL GLOBALCOMMUNICATION, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS

NetTel Globalcommunication, Inc. (the "Company") was incorporated on December 10, 1999 in the state of Delaware. The Company began operations in March 2001 selling wireless communication devices and service activation with various providers. During 2002, the Company began refurbishing and reselling used computer equipment and providing retail internet access.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & REALIZATION OF ASSETS

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The company has not experienced any losses in such accounts.

Inventories

Inventories, comprising mostly of equipment for sale, are stated at the lower of cost (first-in, first-out method) or market.

Property & Equipment

Property & equipment are stated at cost. Depreciation of equipment is provided using the straight-line method over the estimated useful lives (3 years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Long-lived assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of March 31, 2003, there were no significant impairments of its long-lived assets.

Income taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Stock-based compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123. Through March 31, 2003, the Company has not granted any stock option.

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Advertising

The Company expenses advertising costs as incurred. Advertising expenses for the period ended March 31, 2003 and 2002 were $291 and $75, respectively.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 101. The Company recognizes revenue from telecommunications and internet services as services are provided; the Company recognizes sales from equipment when title transfers. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue. Cost of sales includes the cost of capacity associated with the revenue recognized within the corresponding time period and the cost of equipment sold.

Allowance for doubtful accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

Comprehensive Loss

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. There were no items of comprehensive income during the period ended March 31, 2003 and 2002, accordingly, a Statement of Comprehensive Loss is not presented.

Recent Pronouncements

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002.

SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," was issued in August 2001. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001, and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business.

The adoption of above pronouncements, did not materially impact the Company's financial position or results of operations.

In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The adoption of SFAS 145 does not have a material effect on the earnings or financial position of the Company.

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3 a liability for an exit cost as defined, was recognized at the date of an entity's commitment to an exit plan. The adoption of SFAS 146 did not have a material effect on the earnings or financial position of the Company.

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. The adoption of SFAS 147 did not have a material effect on the earnings or financial position of the Company.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The Company does not expect the adoption of SFAS No. 148 would have a material impact on its financial position or results of operations or cash flows.

On April 30, 2003, the FASB issued FASB Statement No. 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and (2) hedging activities that fall within the scope of FASB Statement No. 133 ("SFAS 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. SFAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

On May 15 2003, the FASB issued FASB Statement No. 150 ("SFAS 150"), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of SFAS 150 for the fiscal period beginning after December 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on its financial position or results of operations or cash flows.

3.    PROPERTIES AND EQUIPMENT

Property and equipment at March 31, 2003 and 2002 consisted of the following:

	2003	2002
Office equipment	$ 6,179	$ 1,160
Furniture and fixtures	200	-
	6,379	1,160
Less: accumulated depreciation & amortization	(1,437)	(96)
Property & Equipment (net)	$ 4,942	$ 948

Depreciation expense for the periods ended March 31, 2003 and 2002 was $470 and $96 respectively.

4.    NOTE PAYABLE

The Note Payable from an individual is due on demand after December 31, 2003. The note is unsecured and bears the annual interest rate of 6% on the unpaid principal balance.

5.    STOCKHOLDERS' EQUITY

Common stock

The Company issued 19,998,500 shares of common stock in the year ended December 31, 2001 for services to the president of the Company amounting $199,985, based on fair value of the shares at the date of the agreement.

6.    MAJOR CUSTOMERS

One major customer provided 36% and 19% of the net revenue for the three months ended March 31, 2003 and 2002, respectively. The receivable balances due from this customer were $0 and $2,602 at March  31, 2003 and 2002, respectively. The Company extends credit to its customers based upon its assessment of their credit worthiness and generally does not require collateral. Credit losses have not been significant.

7.    COMMITMENTS

The company leases a facility under a monthly lease. Total rental expense under this lease was $1,800 and $1,700 for the period ended March 31, 2003 and 2002, respectively. On July 1, 2003, the Company entered into a three-year lease for corporate office space in Portland, Oregon. Lease commitments for the twelve month period ended March 31 are as follows:

2003	$ 12,000
2004	24,600
2005	25,800
2006	13,200

8.    GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has accumulated deficit of $357,192 at March 31, 2003. The Company's total liabilities exceeded the total assets by $157,192 as of March 31, 2003. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken various steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue on in the subsequent year. Management devoted considerable effort during the period ended March 31, 2003, towards management of liabilities and improving the operations. The management believes that the above actions will allow the Company to continue its operations through the next twelve months.

10.    SUBSEQUENT EVENT

Acquisition of the Company

On May 23, 2003, the Company entered into an Agreement of Merger with Bio Standard Corporation ("Bio Standard"), a Florida corporation. Pursuant to the Merger Agreement, Bio Standard issued 10,596,290 shares of its common stock to the Company's shareholders in exchange for all the issued and outstanding shares of the Company's common stock. By virtue of this transaction, the Company became a wholly owned subsidiary pf Bio Standard.

The merger of the Company with Bio Standard will be accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of the Company obtained control of the consolidated entity. Accordingly, the merger of the two companies will be recorded as a recapitalization of the Company, with the Company being treated as the continuing entity.  The historical financial statements to be presented will be those of the Company. The continuing company has retained December 31 as its fiscal year end. The financial statements of the legal acquirer are not significant; therefore, no pro forma financial information is submitted.

NETTEL HOLDINGS, INC.

(FORMERLY, BIO STANDARD CORPORATION)

PRO FORMA STATEMENT OF FINANCIAL CONDITION

FOR THE YEAR ENDED DECEMBER 31, 2002

(UNAUDITED)

The following unaudited Pro Forma statement of financial condition has been derived from the financial statements of Bio Standard Corporation (A) for the period ended December 31, 2002 and the financial statements of Nettel GlobalCommunication, Inc. (B) for the period ended December 31, 2002.  The Pro Forma Statements of Operations of financial conditions reflects the acquisition of B (a non-public entity) by A (a reporting company) in a merger using the purchase method of accounting.

	Bio Standard (Historical)	Nettel Global (Historical)	Pro Forma Adjustment		Pro Forma Combined

ASSETS
Assets excluding property & equipment	$ -	$ 10,860	$ -		$ 10,860

Property & equipment, net	-	4,312	-		4,312

Investment in subsidiary	-	-	7,065,460		-
			(7,065,460)
TOTAL ASSETS	$ -	$ 15,172	$ -		$ 15,172

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Liabilities	$ 44,455	$ 66,540	$ -		$ 110,995

Long term liabilities	-	83,000	-		83,000

Total liabilities	44,455	149,540	-		193,995

Stockholders' equity (deficit):

Preferred Stock	10,000	-	-		10,000

Common Stock	24,465	200,000	(200,000)	(1)
			7,065	(4)
			(18,195)	(5)	13,335

Additional paid in capital	9,644,849	-	200,000	(1)
			(9,690,769)	(2)
			7,058,395	(4)
			(7,065,460)	(3)
			18,195	(5)	165,210

Less: Stock subscriptions receivable	(33,000)	-	-		(33,000)

Retained earnings (deficit)	(9,690,769)	(334,368)	9,690,769	(2)	(334,368)

Total stockholders' equity (deficit)	(44,455)	(134,368)	-		(178,823)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$ -	$ 15,172	$ -		$ 15,172

Notes:

(1)    Elimination of Common Stock of (B) before the acquisition

(2)    Elimination of pre-acquisition retained earnings of (A)

(3)    Elimination of investment in subsidiary on consolidation

(4)    Recording of acquisition by issuance of 10596290+2250000 shares of common stock at a market value of $0.55 per share.

(5)    To effect 50:1 reverse split.

NETTEL HOLDINGS, INC.

(FORMERLY, BIO STANDARD CORPORATION)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(UNAUDITED)

The following unaudited Pro Forma Statement of Operations has been derived from the financial statements of Bio Standard Corporation, a publicly traded company (A) for the period ended December 31, 2002, and the financial statements of Nettel Globalcommunication, Inc., a private operating company (B) for the period ended December 31, 2002.  The Pro Forma Statements of Operations reflects the acquisition of B (a previously non-public company) by A (a reporting company) on 5/23/2002 and has been accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of B obtained control of the consolidated entity.  The following pro forma statement of operations presents pro forma combined statement for the year ended December 31, 2002 assuming the acquisition was consummated as of January 1, 2002.

The Pro Forma Statement of Operations and financial condition should be read in conjunction with the financial statements of A, the Financial Statements of B and the Notes to the financial statements.  The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date.  The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the footnotes below, which management believes are reasonable.

	Bio Standard (Historical)	Nettel Global (Historical)	Pro Forma Adjustment		Pro Forma Combined

Net Revenue	$ -	$ 79,648	$ -		$ 79,648

Cost of Sales	-	51,489	-		51,489
Gross Margin	-	28,159	-		28,159

Operating expenses	1,023,051	148,870	-		1,171,921

Loss from operations	(1,023,051)	(120,711)	-		(1,143,762)

Non-operating income (expenses)	-	(3,380)	-		(3,380)

Income before provision for income taxes	(1,023,051)	(124,091)	-		(1,147,142)

Provision for taxes	-	-	-		-

Loss from continuing operations	(1,023,051)	(124,091)	-		(1,147,142)

Loss from discontinued operations	(42,241)	-	-		(42,241)

NET INCOME (LOSS)	$ (1,065,292)	$ (124,091)	$ -		(1,189,383)

EARNINGS PER SHARE

Weighted average number of shares outstanding	13,485,329	20,000,000		(3)	13,652,922

Loss per share	$ (0.08)	$ (0.01)			$ (0.09)

Notes:

(1)    Loss per share data shown above are applicable for both primary and fully diluted.

(2)    Weighed-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2003.

(3)    Weighted average number of shares outstanding for combined entity includes 806,632 shares of common stock of A outstanding as of March 31, 2003 adjusted for 10,596,290 shares of common stock issued to the shareholders of (B) and 2,250,000 shares of common stock issued to consultants, pursuant to the stock acquisition and reorganization agreement.

NETTEL HOLDINGS, INC.

(FORMERLY, BIO STANDARD CORPORATION)

PRO FORMA STATEMENT OF FINANCIAL CONDITION

FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2003

(UNAUDITED)

The following unaudited Pro Forma statement of financial condition has been derived from the financial statements of Bio Standard Corporation (A) for the period ended December 31, 2002 and the financial statements of Nettel GlobalCommunication, Inc. (B) for the period ended December 31, 2002.  The Pro Forma Statements of Operations of financial conditions reflects the acquisition of B (a non-public entity) by A (a reporting company) in a merger using the purchase method of accounting.

	Bio Standard (Historical)	Nettel Global (Historical)	Pro Forma Adjustment		Pro Forma Combined

ASSETS
Assets excluding property & equipment	$ -	$ 6,747	$ -		$ 6,747

Property & equipment, net	-	4,942	-		4,942

Investment in subsidiary	-	-	7,065,460		-
			(7,065,460)
TOTAL ASSETS	$ -	$ 11,689	$ -		$ 11,689

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Liabilities	$ 46,999	$ 168,881	$ -		$ 215,880

Long term liabilities	-	-	-		-

Total liabilities	46,999	168,881	-		215,880

Stockholders' equity (deficit):

Preferred Stock	10,000	-	-		10,000

Common Stock	25,670	200,000	(200,000)	(1)
			7,065	(4)
			(19,082)	(5)	13,653

Additional paid in capital	9,665,333	-	200,000	(1)
			(9,720,002)	(2)
			7,058,395	(4)
			(7,065,460)	(3)
			19,082	(5)	157,348

Less: Stock subscriptions receivable	(28,000)	-	-		(28,000)

Retained earnings (deficit)	(9,720,002)	(357,192)	9,720,002	(2)	(357,192)

Total stockholders' equity (deficit)	(46,999)	(157,192)	-		(204,191)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$ -	$ 11,689	$ -		$ 11,689

Notes:

(1)    Elimination of Common Stock of (B) before the acquisition

(2)    Elimination of pre-acquisition retained earnings of (A)

(3)    Elimination of investment in subsidiary on consolidation

(4)    Recording of acquisition by issuance of 10596290+2250000 shares of common stock at a market value of $0.55 per share.

(5)    To effect 50:1 reverse split.

NETTEL HOLDINGS, INC.

(FORMERLY, BIO STANDARD CORPORATION)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2003

(UNAUDITED)

The following unaudited Pro Forma Statement of Operations has been derived from the financial statements of Bio Standard Corporation, a publicly traded company (A) for the period ended December 31, 2002, and the financial statements of Nettel Globalcommunication, Inc., a private operating company (B) for the period ended December 31, 2002.  The Pro Forma Statements of Operations reflects the acquisition of B (a previously non-public company) by A (a reporting company) on 5/23/2002 and has been accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of B obtained control of the consolidated entity.  The following pro forma statement of operations presents pro forma combined statement for the three months ended March 31, 2003 assuming the acquisition was consummated as of January 1, 2003.

The Pro Forma Statement of Operations and financial condition should be read in conjunction with the financial statements of A, the Financial Statements of B and the Notes to the financial statements.  The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date.  The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the footnotes below, which management believes are reasonable.

	Bio Standard (Historical)	Nettel Global (Historical)	Pro Forma Adjustment		Pro Forma Combined

Net Revenue	$ -	$ 30,991	$ -		$ 30,991

Cost of Sales	-	20,740	-		20,740
Gross Margin	-	10,251	-		10,251

Operating expenses	29,234	31,847	-		61,081

Loss from operations	(29,234)	(21,596)	-		(50,830)

Non-operating income (expenses)	-	(1,228)	-		(1,228)

Income before provision for income taxes	(29,234)	(22,824)	-		(52,058)

Provision for taxes	-	-	-		-

NET INCOME (LOSS)	$ (29,234)	$ (22,824)	$ -		(52,058)

EARNINGS PER SHARE

Weighted average number of shares outstanding	40,331,600	20,000,000		(3)	13,652,922

Loss per share	$ (0.00)	$ (0.00)			$ (0.00)

Notes:

(1)    Loss per share data shown above are applicable for both primary and fully diluted.

(2)    Weighed-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2003.

(3)    Weighted average number of shares outstanding for combined entity includes 806,632 shares of common stock of A outstanding as of March 31, 2003 adjusted for 10,596,290 shares of common stock issued to the shareholders of (B) and 2,250,000 shares of common stock issued to consultants, pursuant to the stock acquisition and reorganization agreement.

(c) Exhibits

Exhibit No.	Document Description
3(i)	Articles of Incorporation and amendments (filed as an Exhibit to the Company's Registration Statement on Form 10-SB/12g and incorporated herein by reference)
3(ii)	Bylaws (filed as an Exhibit to the Company's Registration Statement on Form 10-SB/12g and incorporated herein by reference)
10(i)3	Agreement and Plan of Merger between the Registrant and Nettel Global Communication Corporation dated May 23, 2003 (incorporate by reference)
17(iii)	Letter of Resignation of Tina Phan as President (incorporated by reference)

ITEM 8.    CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2003

Nettel Holdings, Inc.

/s/ Michael Nguyen

Michael Nguyen,

President